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                                                                   Exhibit 23(g)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Post Effective Amendment No. 14 to Registration Statement on Form S-8 of our report dated January 21, 2003 relating to the financial statements of Elgin Riverboat Resort
- Riverboat Casino for the year ended December 31, 2002, which appears in Amendment No. 1 on Form 10-K/A to the Annual Report of Mandalay Resort Group for the year ended January 31, 2003.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
December 16, 2003